EXHIBIT 21

Subsidiaries of Xerox Corporation

The following companies are subsidiaries of Xerox Corporation as of February 1, 1999. The names of a number of other subsidiaries have been omitted as they would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary:

Name of Subsidiary                               Incorporated In

1247461 Ontario Inc.                             Ontario
AMTX,  Inc.                                      Delaware
Bradley Company                                  Ohio
Carmel Valley, Inc.                              Delaware
ChannelBind Corporation                          Delaware
Chrystal Software, Inc.                          Delaware
Copiadores Nacionales, S.A.                      Peru
Copicentro N.V.                                  Netherlands Antilles
Copicentros, S.A.                                Venezuela
Delphax Systems, Inc.                            Delaware
Docucentro S.A.                                  Colombia
Document Sciences Corporation                    Delaware
dpiX, Inc.                                       Delaware
FairCopy Services Inc.                           Canada
InConcert, Inc.                                  Delaware
Institute for Research on Learning               Delaware
Intelligent Electronics, Inc.                    Pennsylvania
E-C Computer Technical Services, Inc.            Texas
Intellinet, Ltd.                                 Pennsylvania
R C K Computers, Inc.                            Texas
RNTS, Inc.                                       Colorado
Xerox Connect, Inc.                              Pennsylvania
InXight Software, Inc.                           Delaware
Jeremiad Co.                                     Delaware
Leeroit S.A.                                     Ecuador
LiveWorks, Inc.                                  Delaware
Low-Complexity Manufacturing Group, Inc.         Delaware
Pacific Services and Development Corporation     Delaware
Inversiones San Simon, S.A.                      Venezuela
Estacionamiento Bajada III, C.A.                 Venezuela
Panama Services and Development Corporation      Panama
PixelCraft, Inc.                                 Delaware
Proyectos Inverdoco, C.A.                        Venezuela
Securities Information Center, Inc.              Delaware
SCC Burton Corporation                           Delaware
Servicios Xerograficos del Peru S.A.             Peru
79861 Ontario Inc.                               Ontario
Terabank Systems, Inc.                           Delaware
The Xerox Foundation                             Delaware
Uppercase, Inc.                                  Delaware
Via Xerox Relocation Company, Inc.               New York
XDI, Inc.                                        Delaware
XEG Business Services, Inc.                      Delaware
Xerox Antilliana N.V.                            Netherlands Antilles
Xerox Antilliana (Aruba) N.V.                    Aruba
Xerox Antilliana (St. Maarten) N.V.              Netherlands Antilles
Xerox Argentina, I.C.S.A.                        Argentina



Name of Subsidiary                               Incorporated In

Xerox Canada Capital Ltd.                        Ontario
Xerox Canada Inc.                                Ontario
832666 Ontario Inc.                              Ontario
832667 Ontario Inc.                              Ontario
973859 Ontario Inc.                              Ontario
1192990 Ontario Inc.                             Ontario
Xerox (Barbados) SRL                             Barbados
Xerox Capital de Mexico, S.A. de C.V.            Mexico
Xerox Canada Acceptance Inc.                     Canada
Xerox Canada Facilities Management Ltd.          Ontario
Xerox Canada Finance Inc.                        Ontario
Xerox Canada Ltd.                                Canada
DS Holdings, Inc.                                Canada
Xerox Canada Manufacturing & Research Inc.       Ontario
Xerox Capital, LLC                               Turks & Caicos Islands
Xerox Capital Trust I                            Delaware
Xerox de Chile S.A.                              Chile
Xerox China Investments (Bermuda) Limited        Bermuda
Xerox (China) Limited                            China
Xerox Engineering Copy Systems Suzhou Co.
   Limited                                       China
Xerox Shanghai Limited                           China
Xerox de Colombia S.A.                           Colombia
Xerox ColorgrafX Systems, Inc.                   California
Xerox de Costa Rica, S.A.                        Costa Rica
Xerox Dominicana, C. por A.                      Dominican Republic
Xerox del Ecuador, S.A.                          Ecuador
Xerox de El Salvador, S.A. de C.V.               El Salvador
Xerox Financial Services, Inc.                   Delaware
OakRe Life Insurance Company                     Missouri
LKN-1, Inc.                                      Illinois
Ridge Reinsurance Limited                        Bermuda
Talegen Holdings, Inc.                           Delaware
VRN Inc.                                         Delaware
Xerox Credit Corporation                         Delaware
MultiLease, Ltd.                                 Delaware
XCC/AFG, Inc.                                    Delaware
XCC Holdings, Inc.                               Delaware
XCC Investment Corporation                       Delaware
XFS Merchant Partner, Inc.                       Delaware
Xerox Foreign Sales Corporation                  Barbados
Xerox Funding Corporation                        Delaware
Xerox de Guatemala, S.A.                         Guatemala
Xerox d'Haiti, S.A.                              Haiti
Xerox de Honduras, S.A.                          Honduras
Xerox Imaging Systems, Inc.                      Delaware
ScanSoft, Inc.                                   Delaware
Formmat Limited                                  United Kingdom
Xerox Imaging Systems UK Limited                 United Kingdom
Xerox International Joint Marketing, Inc.        Delaware
Xerox International Partners                     California
Xerox International Realty Corporation           Delaware
Xerox Canada Realty Inc.                         Ontario
Xerox Investments (Nederland) BV                 Netherlands
Xerox Holdings (Ireland) Limited                 Ireland
Xerox (Europe) Limited                           Ireland
Cantaloupe Limited                               Ireland


Name of Subsidiary                               Incorporated In

Oriel Star Limited                               Ireland
Pirrip Limited                                   Ireland
Toblersong Limited                               Ireland
Topspeed Limited                                 Ireland
Xerox XF Holdings (Ireland) Limited              Ireland
Xerox UK Holdings Limited                        United Kingdom
Triton Business Finance Limited                  United Kingdom
Xerox Business Equipment Limited                 United Kingdom
Xerox Computer Services Limited                  United Kingdom
Xerox Mailing Systems Limited                    United Kingdom
Xerox Engineering Systems Europe Limited         United Kingdom
Xerox Research (UK) Limited                      United Kingdom
Xerox Trading Enterprises Limited                United Kingdom
Xerox Overseas Holdings Limited                  United Kingdom
Xerox Capital (Europe) plc                       United Kingdom
XRO Limited                                      United Kingdom
Nemo (AKS) Limited                               United Kingdom
XRI Limited                                      United Kingdom
RRXH Limited                                     United Kingdom
RRXO Limited                                     United Kingdom
RRXIL Limited                                    United Kingdom
Xerox Holding (Nederland) B.V.                   Netherlands
Xerox Limited                                    Hong Kong
Xerox Manufacturing (Nederland) B.V.             Netherlands
Tefea B.V.                                       Netherlands
Xerox Holdings (Bermuda) Limited                 Bermuda
Xerox Investments (Bermuda) Limited              Bermuda
Xerox Limited                                    United Kingdom
City Paper Limited                               United Kingdom
Continua Limited *                               United Kingdom
Fuji Xerox Co., Ltd. *                           Japan
Aichi Xerox Co., Ltd. **                         Japan
Aichi-Higashi Xerox Co., Ltd. **                 Japan
Akita Xerox Co., Ltd. ***                        Japan
Assist V Co., Ltd. **                            Japan
Chiba Xerox Co., Ltd. **                         Japan
Fuji Xerox Asia Pacific Pte Ltd. *               Singapore
College Hill Properties Limited *                New Zealand
Fuji Xerox Australia Pty. Limited *              Australia
Fuji Xerox Finance Limited *                     Australia
Fuji Xerox Finance Limited *                     New Zealand
Fuji Xerox (Myanmar) Limited *                   Bermuda
Fuji  Xerox New Zealand Limited *                New Zealand
Fuji Xerox (Sales) Pty. Limited *                Australia
Fuji Xerox Singapore Pte Ltd. *                  Singapore
Philipine Fuji Xerox Corporation ***             Philippines
Taiwan Fuji Xerox Corporation ***                Taiwan
Taiwan Fuji Xerox System Service Corporation *** Taiwan
Thai Fuji Xerox Co., Ltd. ***                    Thailand
Fuji System Brain Co. Ltd. **                    Japan
Fuji Xerox Career Net Co., Ltd. *                Japan
Fuji Xerox Distribution Co., Ltd. *              Japan
Fuji Xerox Engineering Co., Ltd. *               Japan
Fuji Xerox Far East Limited *                    Hong Kong
Fuji Xerox General Business Co., Ltd. *          Japan
Fuji Xerox Information Systems Co., Ltd. *       Japan
Fuji Xerox Learning Institute Inc. *             Japan


Name of Subsidiary                               Incorporated In

Fuji Xerox Office Supply Co., Ltd. *             Japan
Fuji Xerox System Service Co., Ltd. *            Japan
Fukui Xerox Co. Ltd. ***                         Japan
Fukuoka Xerox Co., Ltd. **                       Japan
Fukushima Xerox Co., Ltd. **                     Japan
FX Global, Inc. *                                Delaware
FX Palo Alto Laboratory, Inc. *                  Delaware
Gifu Xerox Co., Ltd. *                           Japan
Gunma Xerox Co., Ltd. **                         Japan
Hiroshima Xerox Co., Ltd. **                     Japan
Hokkaido Xerox Co., Ltd. **                      Japan
Hokuriku Xerox Co., Ltd. **                      Japan
Hyogo Xerox Co., Ltd. **                         Japan
Ibaraki Xerox Co., Ltd. *                        Japan
Iwate Xerox Co., Ltd. *                          Japan
Japan Image Communications Co., Ltd. ***         Japan
Kagoshima Xerox Co., Ltd. **                     Japan
Kanagawa Xerox Co., Ltd. **                      Japan
Kita Kyushu Xerox Co., Ltd. **                   Japan
K-O-A Co., Ltd. ***                              Japan
Korea Xerox Company Limited **                   S. Korea
Korea Xerox Information System Co., Ltd. **      S. Korea
Kumamoto Xerox Co., Ltd. **                      Japan
Kyoto Xerox Co., Ltd. **                         Japan
MCM Asia Pacific Co., Ltd. ***                   Japan
M-I-C Co., Ltd. ***                              Japan
Mie Xerox Co., Ltd. **                           Japan
Miyagi Network Inc. ***                          Japan
Miyagi Xerox Co., Ltd. **                        Japan
Nagano Xerox Co., Ltd. **                        Japan
Nagasaki Xerox Co., Ltd. **                      Japan
Nara Xerox Co., Ltd. *                           Japan
Niigata Xerox Co., Ltd. **                       Japan
NTT Learning Systems Corp. ***                   Japan
Okayama Xerox Co., Ltd. **                       Japan
Oita Xerox Co. Ltd. ***                          Japan
Okinawa Xerox Co. Ltd. ***                       Japan
Osaka Xerox Co., Ltd. **                         Japan
Protex Co. Ltd. **                               Japan
Saitama Xerox Co., Ltd. **                       Japan
Shikoku Xerox Co., Ltd. **                       Japan
Shizuoka Xerox Co., Ltd. **                      Japan
SOAR Co., Ltd. ***                               Japan
Sogetsu Art Planning Co., Ltd. ***               Japan
Suzuka Fuji Xerox Co., Ltd. *                    Japan
Tama Xerox Co., Ltd. **                          Japan
Technol Co. Ltd. ***                             Japan
Tochigi Xerox Co., Ltd. **                       Japan
Tokyo Xerox Co., Ltd. **                         Japan
Yamaguchi Xerox Co., Ltd. *                      Japan
Wakayama Xerox Co. Ltd. ***                      Japan
Xerox High-Technology Company of Shenzhen
   Ltd. **                                       China
Xoo GraphiX Co., Ltd. **                         Japan
Yamagata Xerox Co., Ltd. ***                     Japan
GS Xerox Electronics **                          S. Korea
Mitcheldean Enterprise Workshops Limited         United Kingdom


Name of Subsidiary                               Incorporated In

Modi Xerox Limited ****                          India
Modi Xerox Financial Services Limited ****       India
Multilingual Technology Limited ****             United Kingdom
MX Software Services Limited                     India
NV Xerox Credit S.A.                             Belgium
NV Xerox Management Services S.A.                Belgium
N.V. Xerox S.A.                                  Belgium
The Limited Liability Company Xerox (Ukraine)
   Limited                                       Ukraine
The Xerox (UK) Trust                             United Kingdom
Westbourne Limited                               United Kingdom
Xerox AB                                         Sweden
Xerox AG                                         Switzerland
Xerox Office Supplies AG                         Switzerland
Xerox A/S                                        Denmark
Xerox AS                                         Norway
Xerox Austria GmbH                               Austria
Xerox Business Services GmbH                     Austria
Xerox Leasing GmbH                               Austria
Xerox Beograd d.o.o.                             Yugoslavia
Xerox Bulgaria                                   Bulgaria
Xerox Buro Araciari Ticaret ve Servis A.S.       Turkey
Xerox Channels Limited                           United Kingdom
Xerox (C.I.S.)                                   Russia
Xerox Credit AB                                  Sweden
XEROX CZECH Republic s r.o.                      Czech Republic
Xerox Direct Nord GmbH                           Germany
Xerox Direct Ost GmbH                            Germany
Xerox Direct Rheinland GmbH                      Germany
Xerox Direct Rhein-Main GmbH                     Germany
Xerox Direct Sud GmbH                            Germany
Xerox Direct Sud-West GmbH                       Germany
Xerox Direct Westfalen GmbH                      Germany
Xerox Espana-The Document Company, S.A.U.        Spain
Xerox Renting S.A.U.                             Spain
Xerox Exports Limited                            United Kingdom
Xerox Fabricacion S.A.U.                         Spain
Xerox Finance AG                                 Switzerland
Xerox Finance (Nederland) BV                     Netherlands
Xerox de Financiacion S.A.U., E.F.C.             Spain
Xerox GmbH                                       Germany
Xerox Dienstleistungsgesellschaft GmbH           Germany
Xerox Leasing Deutschland GmbH                   Germany
Xerox Service GmbH                               Germany
Xerox Reprographische Services GmbH              Germany
Xerox Hellas AEE                                 Greece
Xerox (Hong Kong) Limited                        Hong Kong
Xerox Industry Development (Shanghai) Co., Ltd.  China
Xerox Hungary Trading Company Ltd.               Hungary
Xerox (Ireland) Limited                          Ireland
Xerox Kenya Limited                              Kenya
Xerox Leasing (Europe) Limited                   United Kingdom
Xerox (Nederland) BV                             Netherlands
"Veco" Beheer Onroerend Goed BV                  Netherlands
Xerox Document Supplies BV                       Netherlands
Xerox Rentalease BV                              Netherlands
Xerox Services BV                                Netherland


Name of Subsidiary                               Incorporated In

Xerox (Nigeria) Limited                          Nigeria
Xerox Office Supplies S.A.U.                     Spain
Xerox Office Supplies GmbH                       Austria
Xerox Oy                                         Finland
Asunto Oy Kristiinanvalli                        Finland
Xerox Pensions Limited                           United Kingdom
Xerox Polska Sp.zo.o                             Poland
Xerox Portugal Equipamentos de Escritorio,
   Limitada                                      Portugal
CREDITEX - Aluguer de Equipamentos S.A.          Portugal
Xerox Professional Services Limited              United Kingdom
Xerox (Romania) Echipmante Si Servich S.A.       Romania
Xerox (Romania) SRL                              Romania
Xerox Slovenia d.o.o.                            Slovenia
Xerox South Africa (Proprietary) Limited         South Africa
University Document Management Services
   (Proprietary) Limited                         South Africa
Xerox S.p.A.                                     Italy
Xerox Noleggi S.p.A.                             Italy
Xerox - THE DOCUMENT COMPANY S.A.                France
Network Services SA                              France
Office de Transformation Papetiere S.N.C.        France
Xerobail S.A.                                    France
Xerbail Gestion (SNC)                            France
Xerox Business Services Sarl                     France
Xerox Document Services SNC                      France
Xerox Uganda Limited                             Uganda
Xerox (UK) Limited                               United Kingdom
Bessemer Trust Limited                           United Kingdom
Inserco Manufacturing Limited                    United Kingdom
Xerox Finance Limited                            United Kingdom
Xerox Finance (Ireland) Limited                  United Kingdom
Xerox Office Supplies Limited                    United Kingdom
Xerox (R & S) Limited                            United Kingdom
Xexco Trading Limited                            United Kingdom
Xerox West Africa Limited                        United Kingdom
Xerox (Jamaica) Limited                          Jamaica
Xerox Latinamerican Holdings, Inc.               Delaware
Xerox Mexicana, S.A. de C.V.                     Mexico
Xerox Middle East Investments (Bermuda) Limited  Bermuda
Bessemer Insurance Limited                       Bermuda
Investissements Xerographiques Marocains S.A.    Morocco
Reprographics Egypt Limited                      Egypt
Xerox Egypt S.A.E.                               Egypt
Xerox Finance Leasing S.A.E.                     Egypt
Xerox Equipment Limited                          Bermuda
Xerox Maroc S.A.                                 Morocco
Xerox Products Limited                           Bermuda
Xerox de Nicaragua, S.A.                         Nicaragua
Xerox de Panama, S.A.                            Panama
Xerox del Paraguay SRL                           Paraguay
Xerox Participacoes Ltda.                        Brazil
Xerox do Brasil Ltda.                            Brazil
Astor Administracao de Bens e Participacoes      Brazil
Centro de Desenvolvimiento de Sistemas Vitoria
   S.A.                                          Brazil
J.D.R. Vitoria Equipamentos S.A.                 Brazil


Name of Subsidiary                               Incorporated In

Xerox Comercio e Industria Ltda                  Brazil
Xerox del Peru, S.A.                             Peru
Xerox Real Estate Services, Inc.                 New York
Xerox Realty Corporation                         Delaware
Xerox Realty Corp. (California)                  California
XRC Realty Corp. West                            California
Xerox Servicios Tecnicos, C.A.                   Venezuela
Xerox Technologies Limited                       Ireland
Xerox Trinidad Limited                           Trinidad
Xerox Uruguay S.A.                               Uruguay
Xerox Zona Libre, S.A.                           Panama
XESystems, Inc.                                  Delaware
XE Holdings, Inc.                                Delaware
Xerox Engineering Systems AG                     Switzerland
Xerox Engineering Systems Espanola SA            Spain
Xerox Engineering Systems SpA                    Italy
Xerox Engineering Systems N.V.                   Belgium
Xerox Engineering Systems S.A.                   France
Xerox Engineering Systems GmbH                   Germany
Xerox Engineering Systems B.V.                   Netherlands
XESystems Canada Inc.                            Ontario
XESystems UK Limited                             United Kingdom
Xerox Engineering Systems Limited                United Kingdom
Xtended Memory Systems                           California


*    Indicates only 50% is owned, directly or indirectly, by Xerox
Corporation.

**   Indicates 50% or more is owned, directly or indirectly, by Fuji Xerox
Co., Ltd.

*** Indicates less than 50% is owned, directly or indirectly, by Fuji Xerox Co., Ltd.

**** Indicates less than 50% is owned by Xerox Corporation.